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                                                                    EXHIBIT 23.2

The Board of Directors
Price Communications Corporation:

                        Consent of Arthur Andersen LLP

"As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-4 registration statement."